Securities purchased under agreements to resell	12 Months Ended
Dec. 31, 2015
Disclosure Text Block
Securities Purchased Under Agreements To Resell

Note 8 - Securities purchased under agreements to resell

The securities purchased underlying the agreements to resell were delivered to, and are held by, the Corporation. The counterparties to such agreements maintain effective control over such securities. The Corporation is permitted by contract to repledge the securities, and has agreed to resell to the counterparties the same or substantially similar securities at the maturity of the agreements.

The fair value of the collateral securities held by the Corporation on these transactions at December 31, was as follows:

(In thousands)	2015	2014
Repledged	$-	$145,866
Not repledged	111,545	33,258
Total	$111,545	$179,124

The repledged securities were used as underlying securities for repurchase agreement transactions.